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                                                                    Exhibit 10.5

                                   FIRST AMENDMENT TO THE LEINER HEALTH PRODUCTS

                   GROUP INC. STOCK OPTION PLAN (formerly known as the PLI Investors Inc. Stock Option Plan) (the "Plan")

          Acting pursuant to Section 3.1(a) of the Plan, Leiner Health Products Group Inc. (the "Company") hereby amends the Plan, effective as of June 30, 1997, unless otherwise indicated.

          1.   The Plan is amended by adding a new Section 1.6(d) at the end of
Section 1.6 thereof, reading in its entirety as follows:

          (d) Effective as of June 30, 1997, no further Options may be awarded under this Plan.

          2. The Plan is amended by deleting the proviso at the end of the first sentence of Section 2.4(c) thereof.

          3.   The Plan is amended by adding a new Section 2.5 to the end of
Article 2 thereof, reading in its entirety as follows:

          2.5 RECAPITALIZATION TRANSACTION. Notwithstanding anything to the contrary in this Plan, as of the effective time of the consummation of the transactions contemplated by the Stock Purchase Agreement and Agreement and Plan of Merger, dated as of May 31, 1997 (the "Merger Agreement"; such time, the "Effective Time"; the consummation of such transactions, the "Recapitalization"), by and among the Company, North Castle Partners I, L.L.C. and LHP Acquisition Corp., each then outstanding Option shall be canceled. In full and complete satisfaction thereof, the Company shall deliver to each Optionee in respect of each share of Common Stock subject to a canceled Option, an amount equal to the excess (the "Option Value") of (I) $265.318 over (II) the exercise price of the Option. Such amount for any Optionee shall be paid in the form, determined by the Company in its sole and absolute discretion to be in the Company's best interest and set forth opposite such Optionee's name on Schedule I hereto, of (W) cash,
     (X) shares of voting common stock, par value $0.01 per share, of the surviving company in the Recapitalization (such stock, "Surviving Company Voting Common Stock"; such company, the "Surviving Company"), (Y) the right to receive shares of class A (non-voting) common stock, par value $0.01 per share, of the Surviving Company ("Surviving Company Non-Voting Common Stock") at a future date, and on terms and conditions, determined by the Company ("Delayed Delivery Stock"), or (Z) a combination thereof; PROVIDED that, each Optionee who is not employed by the Company as of the Effective Time shall receive, in respect of each share of Common Stock subject to a canceled Option,


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     6.0812% of the Option Value in the form of shares of  Surviving Company
     Voting Common Stock and the remainder of the Option Value in the form of cash, as set forth on Schedule I hereto. The Company shall also deliver to each Optionee holding an Option at the Effective Time a warrant to purchase the number of shares of Surviving Company Non-Voting Common Stock set forth on Schedule I hereto and determined in accordance with the following formula: the product of (A) a fraction, the numerator of which is the Optionee's aggregate Option Value and the denominator of which is 205,000,000, multiplied by (B) 305,556.

          4. The Plan is amended by deleting Section 3.13 thereof in its entirety.


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

                                                                                                                       Attachment A



                                                          CANCELLATION OF OPTIONS
                                                   IN CONNECTION WITH THE RECAPITALIZATION

-----------------------------------------------------------------------------------------------------------------------------------
OPTIONEE               OPTIONS BEING            CASH       SHARES OF SURVING    SHARES OF DELAYED     WARRANT TO PURCHASE NUMBER OF
                       CANCELLED IN THE                     COMPANY VOTING       DELIVERY STOCK        SHARES OF SURVIVING COMPANY
                       RECAPITALIZATION                      COMMON STOCK                                NON-VOTING COMMON STOCK
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Kaminski               16,860     $       16.87                  0               24,067                             3,587
-----------------------------------------------------------------------------------------------------------------------------------
Gale K. Bensussen                11,786     $       41.71                  0               18,484                             2,755
-----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Lanigan                  7,524     $  750,055.04                  0                4,938                             1,854
-----------------------------------------------------------------------------------------------------------------------------------
William B. Towne                  4,000     $       73.28                  0                4,812                               717
-----------------------------------------------------------------------------------------------------------------------------------
Stanley J. Kahn                   9,524     $  991,891.68                  0                5,576                             2,310
-----------------------------------------------------------------------------------------------------------------------------------
Giffen H. Ott                     4,262     $  385,986.68                  0                3,186                             1,050
-----------------------------------------------------------------------------------------------------------------------------------
Scott C. Rexinger                 2,000     $       36.64                  0                2,406                               359
-----------------------------------------------------------------------------------------------------------------------------------
Robert O. Cavenah                 3,262     $       68.36                  0                5,392                               804
-----------------------------------------------------------------------------------------------------------------------------------
Norbert F. Guziewicz              6,524     $  475,636.72                  0                6,029                             1,608
-----------------------------------------------------------------------------------------------------------------------------------
Eric P. Schick                    1,000     $       18.32                  0                  903                               135
-----------------------------------------------------------------------------------------------------------------------------------
Ronald R. Gentry                  3,000     $       54.96                  0                3,609                               538
-----------------------------------------------------------------------------------------------------------------------------------



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


-----------------------------------------------------------------------------------------------------------------------------------
OPTIONEE               OPTIONS BEING            CASH       SHARES OF SURVING    SHARES OF DELAYED     WARRANT TO PURCHASE NUMBER OF
                       CANCELLED IN THE                     COMPANY VOTING       DELIVERY STOCK        SHARES OF SURVIVING COMPANY
                       RECAPITALIZATION                      COMMON STOCK                                NON-VOTING COMMON STOCK
-----------------------------------------------------------------------------------------------------------------------------------
William M. Jenkins                2,000     $  310,536.64                  0                  201                               493
-----------------------------------------------------------------------------------------------------------------------------------
John R. Altenberg                 1,000     $   63,018.32                  0                  573                               179
-----------------------------------------------------------------------------------------------------------------------------------
Gregory Zebrowski                   448     $        2.61                  0                  539                                80
-----------------------------------------------------------------------------------------------------------------------------------
Michael W. Hader                  3,750     $  619,943.70                  0                    0                               924
-----------------------------------------------------------------------------------------------------------------------------------
Brubaker Trust                    8,524     $1,276,573.36                826                    0                             2,026
-----------------------------------------------------------------------------------------------------------------------------------
Diane Beardsley                   7,524     $1,168,255.04                756                    0                             1,854
-----------------------------------------------------------------------------------------------------------------------------------
Leo Schultz                       3,262     $  506,568.36                327                    0                               804
-----------------------------------------------------------------------------------------------------------------------------------
Richard Fisher                    3,750     $  582,343.70                376                    0                               924
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                      80,715
-----------------------------------------------------------------------------------------------------------------------------------



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